Exhibit 99.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(Subsections (a) and (b) of § 1350, Chapter 63 of Title 18, United States Code)

Pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of § 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Molecular Imaging Corporation, a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-QSB for the three month period ended March 31, 2003 (the “Form 10-QSB”) of the Company fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of the Company.

/s/ PAUL J. CROWE

Paul J. Crowe, Chairman, President and Chief Executive Officer
Dated: May 15, 2003

/s/ THOMAS H. INSLEY

Thomas H. Insley, Chief Financial Officer
Dated: May 15, 2003

The foregoing certification is being furnished solely pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of § 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.